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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report:                                                     July 2, 1997
(Date of earliest event reported):                               (June 24, 1997)


Guaranty Bancshares Holding Corporation
(Exact name of registrant as specified in its charter)


Louisiana                     0-10929                        72-0933277
(State or other               (Commission File No.)          (IRS Employer
jurisdiction of                                              Identification No.)
Incorporation)


1201 Brashear Avenue, Morgan City, Louisiana                     70380
(Address of principal executive offices)                         (Zip Code)


(504) 384-2813
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)


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Item 5. Other Events

     Guaranty Bancshares Holding Corporation (the "Company") and its subsidiary Guaranty Bank & Trust Company of Morgan City (the "Bank") and MC Bancshares Incorporated ("MC Bancshares") and its subsidiary MC Bank & Trust Co. ("MC Bank") have executed a definitive agreement for the acquisition of the Company and the Bank by MC Bancshares and MC Bank for cash consideration consisting of $7,500,000, subject to adjustment as provided in the agreement. A closing pursuant to the agreement is subject to regulatory approval, approval by the shareholders of the Company and other conditions.

Item 7. Exhibits

     99.1   Press release dated June 28, 1997.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GUARANTY BANCSHARES HOLDING
                                        CORPORATION
                                        (Registrant)


Date: July 2, 1997                      By:  /s/ LEE A. RINGEMAN
                                           ----------------------------------
                                           Name: Lee A. Ringeman
                                           Title: Executive Vice President




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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
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
 99.1         Press release dated June 28, 1997.
